UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Third Amendment

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF ORIGINAL REPORT: JUNE 29, 2016

DATE OF FIRST AMENDMENT: AUGUST 30, 2016

DATE OF SECOND AMENDMENT: SEPTEMBER 2, 2016

DATE OF THIRD AMENDMENT: DECEMBER 14, 2016

US Nuclear Corp.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-54617	45-4535739
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

7051 Eton Avenue

Canoga Park, CA 91303

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(818) 883-7043

(ISSUER TELEPHONE NUMBER)

 N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Explanatory Note:

This Form 8-K/A (Third Amendment) has been submitted to disclose the extension of the private offering pursuant to resolution and consent of the Board of Directors, and to incorporate an updated, forward-looking projections and business presentation. The balance of the previously disclosed offering has not been amended.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

Private Offering of Restricted Securities Under Rule 506(b) of Regulation D

On June 28, 2016, the Board of Directors for US Nuclear Corp., a Delaware corporation (the “Company”), authorized a private offering of restricted shares of its common stock to accredited investors, as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”), or to a limited number of sophisticated investors, as allowed for by the Securities Act. This offering is being made in reliance on exemptions from registration pursuant to Section 4(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder and applicable state securities laws. The offering is currently set to terminate by or before August 31, 2016; however, it can be extended by the Board of Directors through a resolution. The Board of Directors proceeded to extend the offering through May 1, 2017.

The Company is offering 2,000,000 shares of its common stock at $0.30/per share with a minimum purchase of 35,000 shares. The Company may be required to seek additional funding in the future through the issuance of equity or debt, either of which is likely to result in dilution to holders of the stock sold in the offering. The Company might utilize the services of a registered representative under the rules promulgated by the Financial Industry Regulatory Authority (“FINRA”) to sell its shares, which might result in commissions being paid, and disclosed on Form D with the United States Securities and Exchange Commission.

The shares of common stock will be sold pursuant to the terms of the Subscription Agreement (the “Subscription Agreement”) as described in the offering memorandum. There is no impound requirement in this offering and, as such, any funds received from this offering may be used by the Company at any time. The Company is currently listed on the OTC Markets Pink Sheets and OTC Bulletin Board exchange operated by FINRA under the symbol “UCLE”. The Company is DTC eligible under the rules promulgated by the Depository Trust and Clearing Corporation, and its transfer agent is Action Stock Transfer located at 2469 E. Fort Union Boulevard in Salt Lake City, Utah 84121 (phone number (801) 274-1088).

The inclusion of the offering memorandum as an exhibit hereto is not intended as a means of solicitation; rather, it is being disclosed as an event determined by the Board of Directors to be relevant and necessary as part of its ongoing reporting obligations under the Securities Exchange Act of 1934. The Company issued a press release regarding this offering disclosing, amongst other things, that the release is not to be construed as a direct or indirect solicitation. The Company might elect to update this press release, and if so, an amendment to this Form 8-K/A will be disclosed.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits:

Exhibit No.	Document
10.1 10.2	Amended Private Offering Memorandum Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Nuclear, Inc.

By:  /s/ Robert Goldstein

Name:  Robert Goldstein

Title: Chief Executive Officer and President

Dated: December 14, 2016

-3-